UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Vir Biotechnology, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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VIR BIOTECHNOLOGY, INC. 499 ILLINOIS STREET, SUITE 500 SAN FRANCISCO, CA 94158 V05396-P85892

You invested in VIR BIOTECHNOLOGY, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 19, 2023.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 5, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users	Vote Virtually at the Meeting* May 19, 2023 11:30 AM PT
Point your camera here and
vote without entering a
control number
Virtually at: www.virtualshareholdermeeting.com/VIR2023

*Please check the meeting materials for any special requirements for meeting attendance.
V1.1

  Vote at www.ProxyVote.com

  THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	To elect the following four nominees for director to hold office until the 2026 Annual Meeting of Stockholders

Nominees:

1a.	Robert More	For

1b.	Janet Napolitano	For

1c.	Vicki Sato, Ph.D.	For

1d.	Elliott Sigal, M.D., Ph.D.	For

2.	To approve, on an advisory basis, the compensation of the Company’s named executive officers.	For

3.	To ratify the appointment by the Audit Committee of the Board of Directors of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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V05397-P85892